Gray Television, Inc. Investor Presentation

NYSE:GTN

March 1, 2018 Edition
Updated for December 31, 2017 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

- See the glossary to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the Appendix.
- This full presentation, including the Appendix, can be found at www.gray.tv under Investor Relations –Presentations.


WOODEN
LILLIPUT

An Industry Leading Power

High Quality, Diverse Station Group

57

57 markets with owned and/or operated stations

200+

Over 200 total program streams across 103 stations

100+

Over 100 "Big 4" network program streams

24

24 markets with two or more "Big 4" network affiliations

CBS 40 channels

NBC 29 channels

abc 20 channels

FOX 14 channels

Gray Continues to Prudently Grow its Scale…


HH Reach (Post-UHF Discount)
2015 / 2016 Blended Revenue(1) ($ in millions)
U.S. Household Reach (Gross)
Sinclair / Tribune (2): $4,353 | 72% | 46%
Nexstar (3): $2,272 | 39% | 26%
TEGNA (TV Only): $1,808 | 32% | 27%
HEARST: $1,100 | 19% | 13%
RAYCOM Media: $1,050 | 16% | 11%
gray (4): $884 | 10% | 7%
COXMEDIA GROUP: $780 | 11% | 6%
SCRIPPS (Excl. Radio): $779 | 18% | 12%
meredith (TV Only): $569 | 11% | 7%
GH GRAHAM HOLDINGS (TV Only): $384 | 7% | 4%
SUNBEAM TELEVISION: $281 | 4% | 2%
QUINCY: $178 | 2% | 2%
CORDILLERA COMMUNICATIONS: $169 | 2% | 1%
$5,000 $4,000 $3,000 $2,000 $1,000 $0
0% 10% 20% 30% 40% 50% 60% 70% 80%
Gray has Completed over $1.5 Billion in Acquisitions since 2014

Source: company filings and Nielsen data; As-reported revenue numbers unless noted; Household reach pro forma for all announced and closed transactions

(1) Private companies (Hearst, Raycom, Cox, Sunbeam, Quincy and Cordillera) based on BIA '15/'16 blended revenue (including retransmission estimates) from O&O stations and digital subchannels

(2) Sinclair pro forma for acquisition of Tribune; based on combined '15/'16 revenue and does not assume any divestitures

(3) Nexstar pro forma for Media General; based on combined '15/'16 revenue of $2,406 million less $134 million BIA ad and retrans revenue estimate for required regulatory divestitures of 13 stations

(4) Gray 2015/2016 blended revenue presented on a Combined Historical Basis

Gray National Footprint

Ranked #1 or #2 in all of our 57 Markets | Reaching approximately 10.4% of US TV households



Sioux Falls, SD
Lincoln, NE
Omaha, NE
Cedar Rapids, IA
Bismarck, ND
Rapid City, SD
Fargo, ND
Davenport, IA
La Crosse-Eau Claire, WI
North Platte, NE
Wausau-Rhinelander, WI
Madison, WI
Marquette, MI
Green Bay-Appleton, WI
Rockford, IL
Burlington, VT
Presque Isle, ME
Bangor, ME
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Grand Junction, CO
Colorado Springs-Pueblo, CO
Topeka, KS
Wichita, KS
Springfield, MO
Parkersburg, WV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Harrisonburg, VA
Charlottesville, VA
Roanoke, VA
Greenville, NC
Lexington, KY
Hazard, KY
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL
Fairbanks, AK
Anchorage, AK
Odessa, TX
Laredo, TX
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX - Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA


gray

Investment Highlights

The Importance of #1

- Price Leadership
- Share of Market Ad $
- Network and News Ratings
- Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage Washington DC News Bureau

Gray Leads in Household Ratings – November 2017

#1	Gray's primary stations had the HIGHEST average all-day DMA Household Rating (M-S 6a-2a) across ALL network and affiliate group owners
#1	Gray's national Household Share average exceeds all major affiliate news programs
#1 or #2	In ALL 57 markets in OVERALL AUDIENCE RANKING - #1 in 40 Markets
#1 or #2	In ALL 57 markets in NEWS RANKING - #1 in 40 Markets
+96%	Amount by which Gray's 6PM newscasts outperform the national average
+64%	Amount by which Gray's late local newscasts outperform the national average
7,200	Hours of original LOCAL CONTENT produced in November 2017

Network Programs Over-Index on Gray's Stations

ABC, CBS, and NBC perform far better on Gray's stations than national averages across all key day-parts +



CBS vs. Gray | November '17 Household Share
9
CBS
16
Gray
10
19
11
13
9
13
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
NBC vs. Gray | November '17 Household Share
12
NBC
23
Gray
12
26
10
11
6
12
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show
ABC vs. Gray | November '17 Household Share
12
ABC
23
Gray
12
23
8
10
5
9
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel
Network
Gray

gray



Revenue Diversified Across Networks and Markets

Increasing Diversification of Revenue Sources

2008: As Reported

- 96% of revenue derived from advertising sales

2017: CHB

- 67% of revenue derived from advertising sales
- 31% of revenue derived from retransmission (subscription) fee income

2017CHB Revenue by Affiliate: $895mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
4%
4%
38%
20%
34%

2017CHB BCF by Affiliate: $332mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
2%
7%
34%
21%
36%

2017CHB Core Revenue Breakout: $582mm


National 20%
Local 80%

Approximate Revenue by Day Part(1)


Other 10%
Syndicated Programming 20%
News 50%
Network Primetime 20%

(1) Approximate percentages based on WideOrbit platform 2016 estimated Gray revenues excluding retrans/other

A Leading Beneficiary of Political Revenue

Gray Political Revenue

($ in millions)



As Reported
Combined Historical Basis
$82
$90
$143
$118
2014
2016
2014CHB
2016CHB

Gray Markets with at Least One 2018 Election

2018 is a Non-Presidential Political Year and Presents an Attractive Upside Opportunity



Governor
81%
US Senate
65%
House
100%

Source: Company management, Company filings, The Cook Political Report
Note: Percentages calculated based on 45/57 markets with Gubernatorial races, 37/57 markets with Senate races, and 57/57 markets with House races

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.25
$4.20
$3.31
gray (1)
Nexstar(2)
Scripps
TEGNA
Meredith(3)
Sinclair + Tribune(4)

	Gray (1)	Nexstar (2)	Scripps	TEGNA	Meredith (3)	Sinclair + Tribune (4)
2016 Political Revenue ($mm)	$118	$228	$101	$155	$52	$276
2016 TV Households (mm)	12.2	45.3	21.6	36.5	12.4	83.4

Source: company management, company filings, investor presentations, BIA Investing in Television Report 2017 2nd Edition
Note: Pro forma for all closed transactions; Sinclair + Tribune shown on a combined basis prior to potential regulatory divestitures
(1) Gray based on Combined Historical Basis revenue and TV households
(2) Pro forma for Media General Acquisition
(3) Based on calendar year ended 12/31/16; Fiscal year ends 6/30
(4) Sinclair pro forma for acquisition of Tribune; based on combined '15/'16 revenue and does not assume any divestitures

Gray Excels at Retransmission Revenue

Retransmission Revenue ($ in millions)



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$116
34
82
+26%
$189
86
103
+11%
$226
112
114
+23%
$280
139
141
+21% to + 24%
$340 to $350
170-175
170-175
2014CHB
2015CHB
2016CHB
2017CHB
2018 EST.

Retrans Renewals for In-Market Big-4 Subs (12/31 Expiration):



59%
3%
39%
2017
2018
2019
2020
2021
NBC
25 Markets
FOX
13 Markets
abc
13 Markets
CBS
33 Markets

Significant Big-4 Network Renewals:

Successful Digital Media Initiatives

gray

Gray Digital Media

- 3.4 billion total page views in 2017
  (up **23%** over 2016)
- Mobile makes up **82%** of all digital traffic

LOCALX MARKETING

A Division of Gray Television, Inc

- **300%** growth in revenue 2017 over 2016
- 60 Gray stations actively selling LocalX
- 721 avg. monthly clients
- 18 different product offerings

MomsEveryday


MomsEveryday

- MomsEveryday page views have doubled since the New Site Launch
- Award winning weekly show
- Daily news content
- Unique sales and revenue opportunities

- 7.5 million Facebook followers, up **17%** from Q1 2017
- 2.3 million Twitter followers, up **18%** from Q1 2017, Likes=57k, Tweets=3.4 million
- 1.77 million iOS downloads, up **44%** from end of year, 2016
- 2 million Android downloads, up **17%** from end of year, 2016
- Roku: 667k Roku downloads, up **52%** from end of year, 2016


gray

All Data is on as "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)


NEWS
NEWS

Financial Overview

2015/2016/2017 Snapshot

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
Revenue:					
Total	$895,081	$946,001	(5)%	$821,599	9%
Political	$16,539	$117,538	(86)%	$21,934	(25)%
Operating expenses (1):					
Broadcast	$570,131	$553,118	3%	$524,285	9%
Corporate and Administrative	$31,541	$40,347	(22)%	$34,343	(8)%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$331,874	$400,877	(17)%	$325,963	2%
Broadcast Cash Flow Less Cash Corporate Expenses	$304,740	$364,408	(16)%	$294,740	3%
Operating Cash Flow as defined in the Senior Credit Facility	$302,257	$369,967	(18)%	$300,014	1%
Free Cash Flow	$173,772	$213,526	(19)%	$173,748	0%
(dollars in thousands)					

(1) Excludes depreciation, amortization, and loss on disposal of assets

(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income in the Appendix

Financial Scale Continues to Increase

Revenue ($ in millions)


As Reported
LTM
L8QA
$405
$356
$346
$376
$508
$427
$597
$553
$812
$705
$883
$848
2012
2013
2014
2015
2016
2017


Combined Historical Basis
LTM
L8QA
$851
$822
$836
$946
$884
$895
$921
2014
2015
2016
2017

Operating Cash Flow ($ in millions)


As Reported
LTM
L8QA
$176
$136
$114
$144
$195
$154
$192
$193
$299
$246
$299
$299
2012
2013
2014
2015
2016
2017


Combined Historical Basis
LTM
L8QA
$374
$300
$337
$370
$335
$302
$336
2014
2015
2016
2017

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Financial Leverage Netting All Cash ($ in millions)



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
Over $1.5 Billion of Acquisitions
7.5x
3.1x
4.0x
6.1x
2.2x
3.9x
5.7x
4.6x
1.1x
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x

Year Ended December 31	2011	2012	2013	2014	2015	2016	2017
Net Debt + Preferred Stock	$872(3)	$824	$834	$1,201(4)	$1,134	$1,456	$1,399
L8QA(5) OCF(2)	$117	$136	$147	$200	$235	$288	$336

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates. This OCF amount includes adjustments for all transactions completed as of the respective balance sheet date
(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value
(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit
(5) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust Free Cash Flow Generation and Conversion


Non Presidential Election Year 2014 OCF Buildup
Non-Election Year 2015 OCF Buildup
Presidential Election Year 2016 OCF Buildup
Non-Election Year 2017 OCF Buildup
($ in millions)
($ in millions)
($ in millions)
Increase in FCF as % of OCF
49%(3) $195(2)
$95
$32
$67
<$1
2014
64%(3) $374
$239
$35
$95
$5
2014CHB
49%(3) $192(2)
$94
$24
$72
$2
2015
58%(3) $300
$174
$27
$94
$5
2015CHB
49%(3) $299(2)
$148
$44
$93
$15
2016
58%(3) $370
$214
$44
$98
$15
2016CHB
57%(3) $299(2)
$171
$35
$91
$2
2017
58%(3) $302
$174
$35
$92
$2
2017CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

(3) FCF as a percentage of OCF

Capitalization

($ in millions)	As of December 31, 2017	Estimated Annual Cash Interest Expense	Combined Historical Basis[1] "L8QA" or "Last Eight Quarter Average" for the period ended December 31, 2017 Leverage	OCF
Cash	**$ 462**			
Debt:				
Revolving Credit Facility – Availability is $100 Million	$ -			
Term Loan B due 2024 – Interest rate is LIBOR + 2.25%	$ 635	$24.1		
Total Secured Debt	**$ 635**		1.9	
Senior Notes due 2024[2] – interest rate is 5.125%	$ 525	$26.9		
Senior Notes due 2026[2] – interest rate is 5.875%	$ 700	$41.1		
Total Debt	**$ 1,860**	$92.1	5.5	
Less: Cash	$ (462)			
Total Debt net of cash	**$ 1,398**		4.2	
Blended Average Interest Rate		5.0%		
Operating Cash Flow as defined in our Senior Credit Facility ("OCF")				$336

(1) Combined Historical Basis includes transactions closed as of December 31, 2017.
(2) Debt related to senior notes is presented at face value.


Coverage You Can Count On
NEWS

Glossary

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.
"Completed Transactions"	All acquisitions or dispositions completed as of December 31, 2017.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Total outstanding principal of our long-term debt and certain other obligations as defined in the Senior Credit Agreement less all cash divided by our average Operating Cash Flow as defined in the Senior Credit Agreement for the preceding eight quarters. This average is calculated by dividing the sum of our Operating Cash Flow as defined in the Senior Credit Agreement for the preceding eight quarters by two

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Appendix: Non-GAAP Reconciliations


LILLIPUT

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue:					
Total	$ 882,728	$ 812,465	9 %	$ 597,356	48 %
Political	$ 16,498	$ 90,095	(82)%	$ 17,163	(4)%
Operating expenses (1):					
Broadcast	$ 557,116	$ 475,131	17 %	$ 374,182	49 %
Corporate and administrative	$ 31,541	$ 40,347	(22)%	$ 34,343	(8)%
Net income	$ 261,952	$ 62,273	321 %	$ 39,301	567 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 329,503	$ 338,801	(3)%	$ 224,484	47 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 302,369	$ 302,332	0 %	$ 193,261	56 %
Free Cash Flow	$ 171,005	$ 148,126	15 %	$ 93,984	82 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
			(dollars in thousands)		
Revenue:					
Total	$ 895,081	$ 946,001	(5)%	$ 821,599	9 %
Political	$ 16,539	$ 117,538	(86)%	$ 21,934	(25)%
Operating expenses (1):					
Broadcast	$ 570,131	$ 553,118	3 %	$ 524,285	9 %
Corporate and administrative	$ 31,541	$ 40,347	(22)%	$ 34,343	(8)%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 331,874	$ 400,877	(17)%	$ 325,963	2 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 304,740	$ 364,408	(16)%	$ 294,740	3 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 302,257	$ 369,967	(18)%	$ 300,014	1 %
Free Cash Flow	$ 173,772	$ 213,526	(19)%	$ 173,748	0 %

(1) Excludes depreciation, amortization, and loss on disposal of assets

(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 261,952	$ 62,273	$ 39,301	$ 48,061
Depreciation	51,973	45,923	36,712	30,248
Amortization of intangible assets	25,072	16,596	11,982	8,297
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
Loss on disposal of assets, net	(74,200)	329	80	623
Miscellaneous (income) expense, net	(162)	(775)	(103)	(23)
Interest expense	95,259	97,236	74,411	68,913
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax (benefit), expense	(68,674)	43,418	26,448	31,736
Amortization of program broadcast rights	21,033	19,001	14,960	12,871
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,055)	(18,786)	(14,576)	(15,087)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	27,134	36,469	31,223	25,671
Broadcast Cash Flow	**329,503**	**338,801**	**224,484**	**220,977**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(27,134)	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**302,369**	**302,332**	**193,261**	**195,306**
Pension expense	(495)	165	4,207	6,126
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Interest expense	(95,259)	(97,236)	(74,411)	(68,913)
Amortization of deferred financing costs	4,624	4,884	3,194	2,970
Amortization of net original issue (premium) discount on senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(24,222)	(32,215)
Income taxes paid, net of refunds	(1,984)	(14,588)	(1,761)	(401)
Free Cash Flow	**$171,005**	**$148,126**	**$93,984**	**$95,240**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 260,133	$ 105,523	$ 65,202	$ 130,807
Depreciation	52,710	51,829	52,056	49,781
Amortization of intangible assets	25,098	17,904	19,261	16,705
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
(Gain) loss on disposal of assets, net	(74,250)	595	1,736	1,055
Miscellaneous (income) expense, net	(171)	119	5,729	8,603
Interest expense	95,999	102,354	96,597	97,289
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax expense	(68,960)	42,225	22,391	29,344
Amortization of program broadcast rights	21,296	21,349	21,799	21,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,318)	(21,134)	(21,415)	(24,134)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	27,134	36,469	31,223	25,671
Other	3,032	6,527	27,338	27,392
Broadcast Cash Flow	**331,847**	**400,877**	**325,963**	**394,098**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(27,134)	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**304,740**	**364,408**	**294,740**	**368,427**
Pension expense	(495)	165	4,207	6,126
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Other	1,136	8,442	6,488	6,176
Operating Cash Flow as defined in the Senior Credit Agreement	**302,257**	**369,967**	**300,014**	**373,959**
Interest expense	(95,999)	(102,354)	(96,597)	(97,289)
Amortization of deferred financing costs	4,624	4,884	3,194	3,546
Amortization of net original issue (premium) discount senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(1,984)	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$ 173,772**	**$ 213,526**	**$ 173,748**	**$ 239,353**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

Operating Cash Flow as defined in the Senior Credit Agreement:	Combined Historical Basis Eight Quarters Ended December 31, 2017 (dollars in thousands)
Net income	$ 365,656
Depreciation	104,539
Amortization of intangible assets	43,002
Non-cash stock-based compensation	13,405
(Gain) loss on disposal of assets, net	(73,655)
Miscellaneous income, net	(52)
Interest expense	198,353
Loss from early extinguishment of debt	34,838
Income tax benefit	(26,735)
Amortization of program broadcast rights	42,645
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	45
Payments for program broadcast rights	(42,452)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	63,603
Other	9,559
Broadcast Cash Flow	**732,751**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(63,603)
Broadcast Cash Flow Less Cash Corporate Expenses	**669,148**
Pension expense	(330)
Contributions to pension plans	(6,172)
Other	9,578
Operating Cash Flow as defined in the Senior Credit Agreement	**672,224**
Operating Cash Flow as defined in the Senior Credit Agreement, divided by two	**336,112**
Adjusted Total Indebtedness:	**December 31, 2017**
Long term debt	$ 1,837,427
Capital leases and other debt	739
Total deferred financing costs, net	27,993
Premium on debt, net	(5,187)
Cash	(462,399)
Adjusted Total Indebtedness, Net of All Cash	**$ 1,398,573**
Total Leverage Ratio, Net of All Cash	**4.16**

See definition of non-GAAP terms included in the Glossary

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv